UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 4.7%

CHEMICALS (b)(c) - 0.3%
	Vertellus Holdings LLC
826,662	Second Lien Term Loan, 1-week LIBOR + 12.000% 10/31/2021	795,745
	Vertellus Specialties, Inc.
1,366,050	DIP Term Loan, 1-week LIBOR + 9.000% 10/31/2018	1,367,279

		2,163,024

ENERGY - 0.2%
	Fieldwood Energy LLC
499,831	Exit 1st Lien Term Loan, 1-month LIBOR + 5.250% 04/11/2022	503,955
861,558	Exit 2nd Lien Term Loan, 1-month LIBOR + 7.250% 04/11/2023	838,942

		1,342,897

GAMING & LEISURE (b)(c)(l) - 1.0%
	Ginn-LA CS Borrower LLC
8,322,966	First Lien Tranche B Term Loan	—
3,883,480	First Lien Tranche A Credit-Linked Deposit	—
	LLV Holdco LLC
9,677,441	Exit Revolver (d)	7,741,953

		7,741,953

METALS & MINERALS (b)(c) - 0.8%
	Omnimax International, Inc.
6,176,469	Unsecured Term Loan, PIK 14.000%, Cash 2.000% 02/06/2021	6,114,704

TELECOMMUNICATIONS (b)(c)(d) - 2.4%
	TerreStar Corporation
18,927,189	Term Loan A, PIK 11.000% 02/27/2020	18,908,262
443,834	Term Loan C, PIK 11.000% 02/27/2020	443,391

		19,351,653

UTILITIES (e) - 0.0%
	Texas Competitive Electric Holdings Co., LLC
92,329,417	Non Extended Escrow Loan	184,659

	Total U.S. Senior Loans (Cost $49,041,254)	36,898,890

Asset-Backed Securities (g)(h) - 5.9%
	Acis CLO, Ltd.
14,000,000	Series 2013-1A, Class SUB, VRN 0.00%, 04/18/2024	3,873,800
7,500,000	Series 2015-6A, Class SUB, VRN 0.00%, 05/01/2027	4,106,250
6,000,000	Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 02/01/2026 (i)	5,637,000
4,500,000	Series 2013-1A, Class E, 3-month LIBOR + 5.600%, FRN 04/18/2024 (i)	4,502,812
5,000,000	Series 2014-3A, Class F, 3-month LIBOR + 5.600%, FRN 02/01/2026 (i)	4,381,500
9,142,000	Series 2013-1A, Class F, 3-month LIBOR + 6.500%, FRN 04/18/2024 (i)	8,770,835
	ALM VII R-2, Ltd.
2,250,000	Series 2013-7R2A, Class SUBR, VRN 0.00%, 10/15/2116	1,480,950
	CIFC Funding 2013-II, Ltd.
5,462,500	Series 2013-2A, Class SUB, VRN 0.00%, 10/18/2030	2,485,438

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

	CIFC Funding, Ltd.
3,000,000	Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2026	1,260,000
3,000,000	Series 2015-1A, Class SUB, VRN 1.00%, 01/22/2031	2,385,000
	Highland Loan Funding V, Ltd.
670,810	Series 1A Class 1 3.81%, 08/01/2019 (b)(c)(f)	503,979
	Highland Park CDO, Ltd.
3,911,486	Series 2006-1A, Class A2, 3-month LIBOR + 0.400%, FRN 11/25/2051 (f)	3,715,912
	THL Credit Wind River 2014-2 CLO, Ltd.
5,955,627	Series 2014-2A, Class SUB, VRN 0.00%, 01/15/2031	2,944,313
	Valhalla CLO, Ltd.
1,500,000	Series 2004-1A, Class EIN 0.00%, 08/01/2020	299,700

	Total Asset-Backed Securities (Cost $53,327,989)	46,347,489

Agency Collateralized Mortgage Obligations (g)(i) - 14.6%
	FREMF 2018-K80 Mortgage Trust
1,041,773,000	Series 2018-K80, Class X2A 0.10%, 08/25/2050 (j)	6,722,561
244,366,905	Series 2018-K80, Class X2B 0.10%, 08/25/2050 (j)	1,619,664
96,460,500	Series 2018-K80, Class D, 0.00%, 08/25/2050 (k)	42,461,623
	FREMF 2018-KC02 Mortgage Trust
912,966,000	Series 2018-KC02, Class X2A 0.10%, 07/25/2025 (j)	4,598,610
101,440,350	Series 2018-KC02, Class X2B 0.10%, 08/25/2025 (j)	529,214
76,080,350	Series 2018-KC02, Class C 0.00%, 08/25/2025 (k)	44,418,143
	FREMF Trust
549,457,793	Series 2018-KW04, Class X2A 0.10%, 09/25/2028 (j)	2,802,235
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (j)	385,321
45,871,176	Series 2018-KW04, Class C 0.00%, 12/25/2032 (k)	12,155,862

	Total Agency Collateralized Mortgage Obligations (Cost $116,217,119)	115,693,233

Corporate Bonds & Notes - 0.4%

ENERGY (g) - 0.1%
	American Energy-Permian Basin LLC
681	7.38%, 11/01/2021	466
18,439,000	Ocean Rig UDW, Inc. (b)(c)(l)	1,272,291

		1,272,757

INFORMATION TECHNOLOGY (b)(c)(e)(m) - 0.0%
43,971,250	Avaya, Inc.	—

UTILITIES (e) - 0.3%
2,879,503	Bruce Mansfield Unit 1 2007 Pass Through Trust	2,112,836
5,000,000	Texas Competitive Electric Holdings Co., LLC	22,500
24,000,000	Texas Competitive Electric Holdings Co., LLC	72,000

		2,207,336

	Total Corporate Bonds & Notes (Cost $17,902,414)	3,480,093

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (l) - 0.0%
93,180,354	Celtic Pharma Phinco BV, PIK (b)(c)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

Sovereign Bonds - 3.5%
	Argentine Republic Government International Bond
2,000,000	6.88%, 04/22/2021	1,917,500
28,000,000	2.50%, 12/31/2038 (m)(n)	16,569,000
3,700,000	5.88%, 01/11/2028 (m)	2,937,800
5,000,000	6.88%, 01/11/2048 (m)	3,875,000
1,000,000	7.13%, 06/28/2117	781,250
	Provincia de Buenos AiresArgentina Deposit Rates Badlar Pvt Banks + 3.830%,
40,000,000	05/31/2022 (h)	904,966
	Provincia de Mendoza ArgentinaArgentina Deposit Rates Badlar Pvt Banks + 4.375%,
24,085,000	06/09/2021 (h)	534,566

	Total Sovereign Bonds (Cost $34,035,056)	27,520,082

Convertible Foreign Bonds (g)(m)(n) - 0.1%
	TGLT SA
1,000,000	9.00%, 08/03/2027	900,000

	Total Convertible Foreign Bonds (Cost $1,000,000)	900,000

Shares
Common Stocks - 67.8%

CHEMICALS - 1.6%
356,875	MPM Holdings, Inc. (m)(o)	10,977,475
25,250	Venator Materials PLC (m)(o)	227,250
661,330	Vertellus Specialties, Inc. (b)(c)	972,155

		12,176,880

COMMERCIAL SERVICES - 1.1%
869,803	Corp. America Airports SA (m)(o)	7,428,118
8	Pendrell Corp.	1,352,000

		8,780,118

CONSUMER DISCRETIONARY (m)(o) - 0.0%
2,000	Despegar.com Corp.	33,740
3,532	K12, Inc.	62,516

		96,256

CONSUMER STAPLES (m) - 0.0%
1,500	Costco Wholesale Corp.	352,320

ENERGY - 5.2%
336	California Resources Corp. (m)(o)	16,306
70,300	Continental Resources, Inc. (m)(o)	4,800,084
15,650	EOG Resources, Inc. (m)	1,996,470
295,841	Fieldwood Energy, Inc.	15,359,029
72,839	Fieldwood Energy, Inc.	3,781,546
2,059,555	NextDecade Corp. (o)	11,636,486
25	Ocean Rig UDW, Inc. (o)	866
63,500	Transportadora de Gas del Sur SA, Class B ADR (m)	922,020
76,685	Williams Cos., Inc. (The) (m)	2,085,065
23,800	YPF SA ADR (o)	367,710

		40,965,582

FINANCIAL - 5.2%
47,354	American Banknote Corp. (b)(c)(o)	107,967
15,000	Banco Macro SA ADR (m)	620,550
100,000	BBVA Banco Frances SA ADR (m)	1,167,000
47,900	CIT Group, Inc. (m)	2,472,119
2,102,020	Gambier Bay LLC (b)(c)(d)	278,518
105,360	Grupo Supervielle SA ADR (m)	808,111
30,096,934	Specialty Financial Products, Ltd. (b)(c)(d)	35,538,459

		40,992,724

GAMING & LEISURE (b)(c)(d) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

HEALTHCARE (m) - 1.5%
24,600	Celgene Corp. (o)	2,201,454
50,000	Paratek Pharmaceuticals, Inc. (o)	485,000
49,500	Patterson Cos., Inc.	1,210,275
281,744	Portola Pharmaceuticals, Inc. (o)	7,502,843

		11,399,572

HOUSING (b)(c) - 0.1%
368,150	CCD Equity Partners LLC	432,871

INFORMATION TECHNOLOGY - 6.1%
217,000	Applied Materials, Inc. (m)	8,387,050
1,900	Arista Networks, Inc. (m)(o)	505,134
78,271	Avaya Holdings Corp. (m)(o)	1,732,920
33,083	CDK Global, Inc. (m)	2,069,672
10,650	Fortinet, Inc. (m)(o)	982,676
630,650	Intel Corp. (m)	29,823,438
1	Magnachip Semiconductor Corp. (o)	10
49,600	NXP Semiconductor NV (m)	4,240,800

		47,741,700

MATERIALS (m) - 0.0%
5,750	Huntsman Corp.	156,572

MEDIA & TELECOMMUNICATIONS - 3.6%
10,436	Gray Television, Inc., Class A (o)	166,454
13,722	Loral Space & Communications, Inc. (m)(o)	622,979
309,137	Metro-Goldwyn-Mayer, Inc., Class A (p)	27,010,845
29,500	Sinclair Broadcast Group, Inc., Class A (m)	836,325

		28,636,603

METALS & MINERALS - 0.7%
290,500	Loma Negra Cia Industrial Argentina SA ADR (m)(o)	2,568,020
11,164	Omnimax International, Inc. (b)(c)	2,802,612

		5,370,632

PHARMACEUTICALS (o) - 1.6%
76,400	Aerie Pharmaceuticals, Inc.	4,702,420
58,888	Collegium Pharmaceutical, Inc. (m)	868,009
184,541	Heron Therapeutics, Inc. (m)	5,840,723
210,000	TG Therapeutics, Inc. (m)	1,176,000

		12,587,152

REAL ESTATE - 1.1%
584,895	Allenby (b)(c)(d)	1
857,776	Bluerock Residential Growth REIT, Inc., REIT (m)	8,406,205
1,874,111	Claymore (b)(c)(d)	2
27,800	Cresud SACIF y A ADR (m)	393,648
5,810	IRSA Inversiones y Representaciones SA ADR	98,479
1,047	IRSA Propiedades Comerciales SA ADR	24,997

		8,923,332

REAL ESTATE INVESTMENT TRUST - 31.0%
47,000	Independence Realty Trust, Inc., REIT (m)	494,910
444,671	Jernigan Capital, Inc., REIT (m)	8,577,704
10,837,183	NexPoint Real Estate Capital, LLC, REIT (b)(c)(d)	33,896,541
108,553,543	NexPoint Real Estate Opportunities, LLC, REIT (b)(c)(d)	196,351,649
1,008,253	United Development Funding IV, REIT (o)	4,648,046

		243,968,850

RETAIL (m) - 0.2%
294,500	Barnes & Noble, Inc.	1,708,100

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

TELECOMMUNICATIONS (b)(c)(d)(p) - 5.6%
132,801	TerreStar Corporation	44,305,070

UTILITIES - 3.2%
327,750	Central Puerto SA ADR (m)	3,375,825
26,220	Entegra TC LLC, Class A (b)(c)	216,839
58,250	Pampa Energia SA ADR (m)(o)	1,808,663
801,028	Vistra Energy Corp. (m)(o)	19,929,577

		25,330,904

	Total Common Stocks (Cost $629,942,157)	533,925,238

Preferred Stocks - 34.3%

FINANCIAL (g)(h) – 16.8%
14,500	Aberdeen Loan Funding, Ltd. (f)	3,697,500
1,200	Brentwood CLO, Ltd. (f)	540,000
13,800	Brentwood CLO, Ltd. (f)	6,210,000
5,000	Eastland CLO, Ltd. (f)	2,475,000
34,500	Eastland CLO, Ltd. (f)	17,077,500
7,750	Gleneagles CLO, Ltd. (f)	3,255,000
62,600	Grayson CLO, Ltd., Series II (f)	25,806,850
4,000	Grayson Investors Corp. (f)	1,649,000
39,000	Greenbriar CLO, Ltd. (f)	23,757,500
3,750	Greenbriar CLO, Ltd. (f)	2,284,375
2,500	Liberty CLO, Ltd. (f)	1,062,500
8,500	Red River CLO, Ltd., Series PS-2 (f)	2,345,093
10,500	Rockwall CDO, Ltd. (f)	4,305,000
6,000	Southfork CLO, Ltd. (f)	840,000
41,500	Stratford CLO, Ltd. (f)	21,918,225
35,507	Westchester CLO, Ltd. (f)	16,208,946

		133,432,489

REAL ESTATE – 2.5%
18,508	Creek Pine Holdings, LLC 10.25% (b)(c)	18,948,675
53,794	RAIT Financial Trust, REIT, Series C 8.875%(q)	298,557
9,946	RAIT Financial Trust 7.125%	231,244

		19,478,476

REAL ESTATE INVESTMENT TRUST – 15.0%
99,223	Bluerock Residential Growth REIT, Inc., Series C 7.625% (m)(q)	2,545,070
126,816	Bluerock Residential Growth REIT, Inc., Series D 7.125% (m)(q)	3,057,546
100,000	Jernigan Capital, Inc. 7.00% PIK, 7.00% Cash (b)(c)	112,602,800

		118,205,416

	Total Preferred Stocks (Cost $291,907,301)	269,901,551

Exchange-Traded Funds - 0.1%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF	37,879
80,100	Global X MLP & Energy Infrastructure ETF (m)	1,070,136

	Total Exchange-Traded Funds (Cost $3,033,782)	1,108,015

Rights - 0.2%

UTILITIES (e) - 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,260,035

	Total Rights (Cost $5,007,431)	1,260,035

Warrants - 0.2%

ENERGY (o) - 0.1%
4,071	Arch Coal, Inc., expires 10/05/2023	193,373

GAMING & LEISURE (b)(c)(d)(o) - 0.0%
607	LLV Holdco LLC - Series C, Membership Interest	—
834	LLV Holdco LLC - Series D, Membership Interest	—
932	LLV Holdco LLC - Series E, Membership Interest	—
1,049	LLV Holdco LLC - Series F, Membership Interest	—
1,189	LLV Holdco LLC - Series G, Membership Interest	—

		—

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

INFORMATION TECHNOLOGY (b)(c)(o) - 0.1%
179,322	Avaya Holdings Corp.	923,508

REAL ESTATE (b)(c)(o) - 0.0%
346	Omnimax Holdings, Inc.	86,750

	Total Warrants (Cost $251,698)	1,203,631

Master Limited Partnerships - 0.3%

ENERGY (m) - 0.3%
131,400	EnLink Midstream Partners LP	2,449,296

	Total Master Limited Partnerships (Cost $2,031,864)	2,449,296

Registered Investment Companies - 0.4%
230,968	Dividend and Income Fund, Common	2,755,448

	Total Registered Investment Companies (Cost $3,279,746)	2,755,448

Cash Equivalents - 3.7%

MONEY MARKET FUND - 3.7%
	State Street Institutional U.S. Government Money Market Fund, Premier Class
28,961,380	2.08%, 12/31/2049	28,961,380

	Total Cash Equivalents (Cost $28,961,380)	28,961,380

Purchased Call Options - 0.0%
	Total Purchased Call Options (Cost $128,131)	3,438

Purchased Put Options - 0.2%
	Total Purchased Put Options (Cost $1,806,144)	1,662,750

Total Investments - 136.4% (Cost $1,300,127,992)		1,075,285,399

Securities Sold Short - (0.8)%

Common Stocks - (0.8)%

INFORMATION TECHNOLOGY (r) - (0.8)%
(35,700)	Zillow Group, Inc., Class A	(1,577,940)
(99,900)	Zillow Group, Inc., Class C	(4,420,575)

		(5,998,515)

ENERGY (e)(r) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

	Total Common Stocks (Cost $5,321,877)	(5,998,515)

	Total Securities Sold Short (Proceeds $5,321,877)	(5,998,515)

Other Assets & Liabilities, Net - (35.6)%		(280,408,848)

Net Assets - 100.0%		788,878,036

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Current LIBOR rates include 1 month which is equal to 2.26% and 3 months equal to 2.40%.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $484,612,021, or 61.4% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2018.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

(c)

Classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)	Affiliated issuer. Assets with a total aggregate market value of $337,463,846, or 42.9% of net assets, were affiliated with the Fund as of September 30, 2018.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2018, these securities amounted to $241,095,346 or 30.6% of net assets.

(h)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2018. As of September 30, 2018, LIBOR rates include 1 month which is equal to 2.26%, 3 months equal to 2.40%, and BADLAR rate of 30.38%.

(i)	As of September 30, 2018, investments with a total aggregate value of $138,452,317 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(l)	The issuer is, or is in danger of being, in default of its payment obligation.
(m)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $152,935,872.
(n)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2018 and will reset at a future date.
(o)	Non-income producing security.
(p)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$27,010,845	3.4%
TerreStar Corporation	Common Stocks	11/14/2014	$34,089,464	$44,305,070	5.6%

(q)	Perpetual maturity. Maturity date presented represents the next call date.
(r)	No dividend payable on security sold short.

Purchased options contracts outstanding as of September 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Euro Currency 2PM	$1.21	Goldman Sachs	October 2018	550	59,250,000	$128,131	$3,438
PURCHASED PUT OPTIONS:
Euro Currency 2PM	$1.19	Goldman Sachs	November 2018	450	48,470,000	$712,926	$1,203,750
Euro Currency 2PM	1.15	Goldman Sachs	October 2018	240	25,850,000	164,321	12,000
iShares Russell 2000 Index Fund ETF	168.00	Jefferies & Co., Inc.	October 2018	3,000	50,400,000	928,897	447,000

						1,806,144	1,662,750

Total Purchased Options Contracts						$1,934,275	$1,666,188

Written options contracts outstanding as of September 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Euro Currency 2PM	$1.19	Goldman Sachs	November 2018	400	43,090,000	$(601,794)	$(230,000)
iShares Russell 2000 Index Fund ETF	$166.00	Jefferies & Co., Inc.	November 2018	2,500	41,500,000	(1,171,774)	(1,272,500)

Total Written Options Contracts						$(1,773,568)	$(1,502,500)

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

The Fund had the following futures contracts open at September 30, 2018:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
DAX Index	December 2018	88	$31,280,693	$(375,738)
S&P 500 E-Mini Index	December 2018	865	126,246,750	(1,110,919)

				$(1,486,657)

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended September 30, 2018 was $16,650,948 at a weighted average interest rate of 3.52%.

Reverse Repurchase Agreements outstanding as of September 30, 2018 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 2/1/2026	3.715	9/17/2018	10/17/2018	$4,352,383	$6,000,000	$(4,347,000)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, 3-month LIBOR + 5.60%, FRN 2/1/2026	3.915	9/17/2018	10/17/2018	3,199,169	5,000,000	(3,195,000)
BNP	Acis CLO, Ltd. Series 2013-1A, Class E, 3-month LIBOR + 5.60%, FRN 4/18/2024	3.715	9/17/2018	10/17/2018	3,396,751	4,500,000	(3,392,550)
BNP	Acis CLO, Ltd. Series 2013-1A, Class F, 3-month LIBOR + 6.50%, FRN 4/18/2024	3.915	9/17/2018	10/17/2018	5,809,084	9,142,000	(5,801,513)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class X2A 0.10%, 08/25/2050	3.530	9/27/2018	10/25/2018	5,043,483	1,041,773,000	(5,042,000)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class X2B 0.10%, 08/25/2050	3.530	9/27/2018	10/25/2018	1,215,357	244,366,905	(1,215,000)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class D, 0.00%, 08/25/2050	3.530	9/27/2018	10/25/2018	31,920,387	96,460,500	(31,911,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class X2B 0.10%, 08/25/2025	3.530	9/28/2018	10/25/2018	397,117	101,440,350	(397,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class X2A 0.10%, 07/25/2025	3.530	9/28/2018	10/25/2018	3,450,015	912,966,000	(3,449,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class C 0.00%, 08/25/2025	3.530	9/28/2018	10/25/2018	33,323,800	76,080,350	(33,314,000)
Mizuho	FREMF Trust Series 2018-KW04, Class C 0.00%, 12/25/2032	3.530	9/26/2018	10/26/2018	8,929,501	45,871,176	(8,926,000)
Mizuho	FREMF Trust Series 2018-KW04, Class X2A 0.10%, 09/25/2028	3.530	9/26/2018	10/25/2018	2,225,873	550,452,099	(2,225,000)
Mizuho	FREMF Trust Series 2018-KW04, Class X2B 0.10%, 12/25/2032	3.530	9/26/2018	10/25/2018	289,113	61,162,105	(289,000)

Total Reverse Repurchase Agreements						$3,155,214,485	$(103,504,063)

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2018	NexPoint Strategic Opportunities Fund

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes

Industry Concentration Table:

(% of Net Assets)

Healthcare	0.0%
Utilities	0.1%

Total	0.1%

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the nine months ended September 30, 2018. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Effective March 19, 2018, the Fund changed its name from NexPoint Credit Strategies Fund. The Fund’s investment objective of providing both current income and capital appreciation remains the same and the Fund will continue to invest in the following categories of instruments: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities; however, the Fund will no longer be required to invest at least 80% of its assets in categories (i)-(iv).

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2018 is as follows:

	Total value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Chemicals	$2,163,024	$—	$—	$2,163,024
Energy	1,342,897	—	1,342,897	—
Gaming & Leisure	7,741,953	—	—	7,741,953
Metals & Minerals	6,114,704	—	—	6,114,704
Telecommunications	19,351,653	—	—	19,351,653
Utilities	184,659	—	184,659	—
Asset-Backed Securities	46,347,489	—	45,843,510	503,979
Agency Collateralized Mortgage Obligations	115,693,233	—	115,693,233	—
Corporate Bonds & Notes
Energy	1,272,757	—	466	1,272,291
Telecommunications	—	—	—	—	(3)
Utilities	2,207,336	—	2,207,336	—
Foreign Corporate Bonds & Notes	—	—	—	—	(3)
Sovereign Bonds	27,520,082	—	27,520,082	—
Convertible Foreign Bonds	900,000	—	900,000	—
Common Stocks
Chemicals	12,176,880	11,204,725	—	972,155
Commercial Services	8,780,118	8,780,118	—	—
Consumer Discretionary	96,256	96,256	—	—
Consumer Staples	352,320	352,320	—	—
Energy	40,965,582	40,965,582	—	—
Financial	40,992,724	5,067,780	—	35,924,944
Gaming & Leisure	—	—	—	—	(3)
Healthcare	11,399,572	11,399,572	—	—
Housing	432,871	—	—	432,871
Information Technology	47,741,700	47,741,700	—	—
Materials	156,572	156,572	—	—
Media & Telecommunications	28,636,603	1,625,758	27,010,845	—
Metals & Minerals	5,370,632	2,568,020	—	2,802,612
Pharmaceuticals	12,587,152	12,587,152	—	—
Real Estate	8,923,332	8,923,329	—	3
Real Estate Investment Trust	243,968,850	13,720,660	—	230,248,190
Retail	1,708,100	1,708,100	—	—
Telecommunications	44,305,070	—	—	44,305,070
Utilities	25,330,904	25,114,065	—	216,839
Preferred Stocks
Financial	133,432,489	—	133,432,489	—
Real Estate	19,478,476	529,801	—	18,948,675
Real Estate Investment Trust	118,205,416	5,602,616	—	112,602,800
Exchange-Traded Funds	1,108,015	1,108,015	—	—
Rights	1,260,035	—	1,260,035	—
Warrants
Energy	193,373	193,373	—	—
Gaming & Leisure	—	—	—	—	(3)
Information Technology	923,508	—	—	923,508
Real Estate	86,750	—	—	86,750
Master Limited Partnerships	2,449,296	2,449,296	—	—
Registered Investment Companies	2,755,448	2,755,448	—	—
Cash Equivalents	28,961,380	28,961,380	—	—
Other Financial Instruments
Purchased Call Options	3,438	3,438	—	—
Purchased Put Options	1,662,750	1,662,750	—	—

Total Assets	1,075,285,399	235,277,826	355,395,552	484,612,021

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

Liabilities
Securities Sold Short(1)	(5,998,515)	(5,998,515)	—	—
Other Financial Instruments
Written Call Options	(1,502,500)	(1,502,500)	—	—
Short Futures(2)	(1,486,657)	(1,486,657)	—	—
Reverse Repurchase Agreements	(103,504,063)	—	(103,504,063)	—

Total Liabilities	(112,491,735)	(8,987,672)	(103,504,063)	—

Total	$961,045,771	$226,290,154	$250,143,596	$484,612,021

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contracts reported in the Investment Portfolio.
(3)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2018.

	Balance as of December 31, 2017	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at September 30, 2018
U.S. Senior Loans
Chemicals	$2,183,394	$—	$—	23,789	$—	$(44,159)	$—	$—	$2,163,024	$—
Gaming & Leisure	7,071,528	—	—	—	—	234,395	436,030	—	7,741,953	234,395
Metals & Minerals	5,543,643	—	—	200,548	344	(229,194)	601,458	(2,095)	6,114,704	(229,194)
Telecommunications	17,771,215	—	—	(1,749)	—	17,175	1,565,012	—	19,351,653	17,175
Asset-Backed Securities	461,182	—	—	—	—	42,797	—	—	503,979	42,797
Corporate Bonds & Notes Energy	1,272,291	—	—	—	—	—	—	—	1,272,291	—
Common Stocks
Chemicals	1,355,726	—	—	—	—	(383,571)	—	—	972,155	(383,571)
Financial	21,390,070	278,518	—	—	—	2,503,181	11,753,175	—	35,924,944	2,503,181
Housing	765,752	—	—	—	—	958,872	—	(1,291,753)	432,871	958,872
Metals & Minerals	4,276,983	—	—	—	—	(1,474,371)	—	—	2,802,612	(1,474,371)
Real Estate	3	—	—	—	—	(313,322)	313,322	—	3	(313,322)
Real Estate Investment Trust	156,715,028	—	—	—	—	1,935,739	180,146,661	(108,549,238)	230,248,190	1,935,739
Telecommunications	34,612,021	—	—	—	—	7,193,143	2,499,906	—	44,305,070	7,193,143
Utilities	410,867	—	—	—	—	35,453	—	(229,481)	216,839	35,453
Preferred Stocks
Real Estate	—	—	—	—	—	440,342	18,508,333	—	18,948,675	440,342
Real Estate Investment Trust	—	—	—	—	—	9,255,700	103,347,100	—	112,602,800	9,255,700
Warrants
Information Technology	432,166	—	—	—	—	491,342	—	—	923,508	491,342
Real Estate	132,387	—	—	—	—	(45,637)	—	—	86,750	(45,637)

Total	$254,394,256	$278,518	$—	$222,588	$344	$20,617,885	$319,170,997	$(110,072,567)	$484,612,021	$20,662,044

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended September 30, 2018, $278,518 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgements and estimates that are unobservable. Transfers from Level 2 to Level 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	314,902,684	Multiples Analysis	Price/MHz-PoP	$0.077 - $0.625
			Risk Discount	33.0% - 35.8%
			Multiple of EBITDA	5.0x - 9.0x
			Liquidity Discount	10% - 25%
			Size Adjustment	10%
		Equity Value Indications	Weightings	25% - 50%
		Discounted Cash Flow	Discount Rate	12% - 17%
			Terminal Multiple	6.75x
			Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
		Third-Party Valuation	Capitalization Rates	5.50% - 8.75%
		Net Asset Value	N/A	N/A

Preferred Stock	131,551,475	Discounted Cash Flow	Discount Rate	8.5%
		Net Asset Value	N/A	N/A

U.S. Senior Loans	35,371,334	Discounted Cash Flow	Discount Rate	11.1% - 16.5%
			Spread Adjustment	0.1% - 0.5%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.83% - 10.52%
			Swap Rate	2.39% - 3.07%

Corporate Bonds	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

Warrants	1,010,258	Multiples Analysis	Multiple of EBITDA	6.75x - 8.25x
		Discounted Cash Flow	Discount Rate	12%
			Terminal Multiple	6.75x
		Black-Scholes	Volatility	32.80%

Asset-Backed Securities	503,979	Discounted Cash Flow	Discount Rate	9.1%

Total	$484,612,021

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 16.7% to as high as 80% as of September 30, 2018. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

The significant unobservable input used in the fair value measurement of the Fund’s REIT assets is the capitalization rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2018:

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2018	Shares at September 30, 2018	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, REIT (Common Stocks)	8,271,300	$78,119,949	$22,299,583	$(56,126,876)	$—	$(10,396,115)	$33,896,541	10,837,183	$2,712,500

NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	29,869,296	78,595,079	157,847,078	(52,422,362)	—	12,331,854	196,351,649	108,553,543	3,275,000

Specialty Financial Products, Ltd. (Common Stocks)	19,450,201	21,261,015	11,752,993	—	—	2,524,451	35,538,459	30,096,934	—
Other Affiliates

Gambier Bay LLC(1)	2,102,020	183,927	—	—	—	94,591	278,518	2,102,020	—

LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,272,856	7,071,528	436,030	—	—	234,395	7,741,953	9,708,922	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	17,916,883	52,383,236	4,063,171	—	—	7,210,316	63,656,723	19,503,825	1,565,012
Other Controlled
Allenby (Common Stocks)	509,658	1	75,237	—	—	(75,237)	1	584,895	—

Claymore (Common Stocks)	1,636,026	2	238,085	—	—	(238,085)	2	1,874,111	—

Total	89,028,240	$237,614,737	$196,712,177	$(108,549,238)	$—	$11,686,170	$337,463,846	183,261,433	$7,552,512

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2018	NexPoint Strategic Opportunities Fund

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	November 28, 2018

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date:	November 28, 2018